Income Taxes	12 Months Ended
Apr. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 13	INCOME TAXES

Income before income taxes is as follows:

	Year Ended April 30,
	2018	2017	2016
Domestic	$828.6	$836.8	$959.3
Foreign	32.4	41.6	18.6
Income before income taxes	$861.0	$878.4	$977.9

On December 22, 2017, the U.S. government enacted “An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018” (the “Act”), which is commonly referred to as “The Tax Cuts and Jobs Act.” The Act provides for comprehensive tax legislation that reduces the U.S. federal statutory corporate tax rate from 35.0 percent to 21.0 percent effective January 1, 2018, broadens the U.S. federal income tax base, requires companies to pay a one-time repatriation tax on earnings of certain foreign subsidiaries that were previously tax deferred (“transition tax”), and creates new taxes on certain foreign-sourced earnings as part of a new territorial tax regime. As we have an April 30 fiscal year-end, the lower corporate income tax rate is administratively phased in, resulting in a blended U.S. federal statutory tax rate of approximately 30.4 percent for our fiscal year ended April 30, 2018, and
21.0 percent for our fiscal years thereafter.

In March 2018, the FASB issued ASU 2018-05, Amendments to SEC Paragraphs Pursuant to SEC Staff Accounting Bulletin No. 118, which amends the FASB ASC 740, Income Taxes, to add the SEC guidance in SAB 118 concerning the application of U.S. GAAP when accounting for the income tax effects of the Act for the reporting period that includes the enactment date. ASU 2018-05 recognizes that a registrant’s review of certain income tax effects of the Act may be incomplete at the time financial statements are issued for the reporting period that includes the enactment date, including interim periods therein. Specifically, ASU 2018-05 allows a company to report provisional estimates in the reporting period that includes the enactment date if the company does not have the necessary information available, prepared, or fully analyzed for certain income tax effects of the Act. The provisional estimates would be adjusted during a measurement period not to exceed 12 months from the enactment date of the Act, at which time the accounting for the income tax effects of the Act is required to be completed. For additional information on ASU 2018-05, see Recently Issued Accounting Standards in Note 1: Accounting Policies.

During the third quarter of 2018, we recorded a net provisional benefit of $765.8, which included the revaluation of net deferred tax liabilities at the reduced federal income tax rate offset in part by the estimated impact of the one-time transition tax. In addition to the estimates further described below, we also used assumptions and estimates that may change as a result of future guidance and interpretation from the Internal Revenue Service (“IRS”), the SEC, the FASB, and various taxing jurisdictions. All of these potential legislative and interpretive actions could result in adjustment to our provisional estimates when the accounting for the income tax effects of the Act is completed. During the fourth quarter of 2018, there were no adjustments to the recorded provisional amount.

Accordingly, our income tax provision as of April 30, 2018, reflects the current year impacts of the Act and the following provisional estimates of our adjustments resulting directly from the enactment of the Act based on information available, prepared, or analyzed to date in reasonable detail.

(Provisional amounts recorded)	Year Ended April 30, 2018
Net impact on U.S. deferred tax assets and liabilities	$(791.9)
Transition tax	26.1
Net impact of adjustments	$(765.8)

The provisional net benefit amount of $765.8 from the adjustments is included as a component of income tax expense (benefit) in the Statement of Consolidated Income.

Deferred tax assets and liabilities: We remeasured our existing U.S. deferred tax assets and liabilities based on the rates at which they are expected to reverse in the future. The provisional amount recorded related to the remeasurement of our deferred tax balance is a benefit of $791.9. We determined that the calculation cannot be completed until all of the underlying timing differences are finalized. Furthermore, we are still analyzing certain aspects of the Act and refining our calculations, which could potentially affect the measurement of these balances or potentially give rise to new or additional deferred tax amounts. We anticipate completing the accounting for the reduced federal tax rate on our deferred tax balances, with any further adjustments to the provisional amount to be reported as a component of income tax expense (benefit).

Foreign tax effects: The transition tax is based on our total post-1986 foreign earnings and profits, which were previously deferred from U.S. income taxes and the related available foreign tax credits. We recorded a provisional income tax expense of $26.1 for the transition tax for our foreign subsidiaries, and determined that the transition tax is provisional because numerous components of the computation are estimated as of April 30, 2018. Consistent with provisions allowed in the Act, the $26.1 estimated transition tax liability is expected to be paid over an eight-year period, which began in 2018. The remaining amount of the estimated transition tax liability is included in other noncurrent liabilities in the Consolidated Balance Sheet. We anticipate concluding the analysis of accumulated foreign earnings and profits and related foreign taxes paid on an entity-by-entity basis and completing the accounting for the transition tax in the third quarter of 2019, with any further adjustments to the provisional amount to be reported as a component of income tax expense (benefit).

Deferred income taxes have not been provided on approximately $226.0 of temporary differences related to investments in foreign subsidiaries since these amounts are considered to be permanently reinvested. It is not practical to estimate the amount of additional taxes that might be payable on these basis differences because of the multiple methods by which these differences could reverse.

While the Act generally transitions the U.S. tax system to a territorial regime, it also introduces a new requirement to tax certain income from foreign operations, known as Global Intangible Low Taxed Income (“GILTI”), effective for us beginning in 2019. Under U.S. GAAP, we are allowed to make an accounting policy election and record the taxes related to GILTI as either a period cost as incurred or consider such amounts into the measurement of deferred taxes. Due to the complexity of the new GILTI rules and limited guidance issued by the IRS, we are evaluating and have not yet computed a reasonable estimate of the impact of this provision, and therefore, have not made an accounting policy decision regarding this item.

During the fourth quarter of 2018, we elected to early adopt ASU 2018-02, Income Statement – Reporting Comprehensive Income
(Topic 220) Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, which allowed us to reclassify $15.0 of stranded income tax effects resulting from the Act from accumulated other comprehensive income (loss) to retained earnings. This reclassification consists of deferred taxes originally recorded in accumulated other comprehensive income (loss) at rates that exceed the newly enacted federal corporate tax rate. For additional information, see Recently Issued Accounting Standards in Note 1: Accounting Policies.

The components of the provision for income taxes are as follows:

	Year Ended April 30,
	2018	2017	2016
Current:
Federal	$277.9	$325.1	$342.5
Foreign	7.9	11.0	4.8
State and local	40.0	29.4	37.1
Deferred:
Federal	(802.3)	(78.3)	(32.1)
Foreign	0.5	1.6	1.3
State and local	(1.6)	(2.7)	(64.4)
Total income tax expense (benefit)	$(477.6)	$286.1	$289.2

A reconciliation of the statutory federal income tax rate and the effective income tax rate is as follows:

	Year Ended April 30,
(Percent of Pre-tax Income)	2018	2017	2016
Statutory federal income tax rate	30.4%	35.0%	35.0%
Tax reform – net impact on U.S. deferred tax assets and liabilities (provisional)	(92.0)	—	—
Tax reform – transition tax (provisional)	3.0	—	—
Goodwill impairment	5.5	—	—
State and local income taxes	1.9	2.1	2.5
Domestic manufacturing deduction	(3.0)	(3.7)	(3.5)
Deferred tax benefit from integration	—	—	(5.2)
Other items – net	(1.3)	(0.8)	0.8
Effective income tax rate	(55.5)%	32.6%	29.6%
Income taxes paid	$336.8	$367.2	$290.5

The effective tax rate of 29.6 percent in 2016 includes the recognition in the fourth quarter of a $50.5 noncash deferred tax benefit related to the integration of Big Heart into the Company.
We are a voluntary participant in the Compliance Assurance Process (“CAP”) program offered by the IRS and are currently under a CAP examination for the tax year ended April 30, 2018. Through the contemporaneous exchange of information with the IRS, this program is designed to identify and resolve tax positions with the IRS prior to the filing of a tax return, which allows us to remain current with our IRS examinations. The IRS has completed the CAP examinations for the tax years ended April 30, 2015, 2016, and 2017. The tax years prior to 2015 are no longer subject to U.S. federal tax examination. With limited exceptions, we are no longer subject to examination for state and local jurisdictions for the tax years prior to 2014 and for the tax years prior to 2011 for foreign jurisdictions.
Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting. Significant components of our deferred tax assets and liabilities are as follows:

	April 30,
	2018	2017
Deferred tax liabilities:
Intangible assets	$1,393.6	$2,248.0
Property, plant, and equipment	98.5	129.8
Other	14.2	16.5
Total deferred tax liabilities	$1,506.3	$2,394.3
Deferred tax assets:
Post-employment and other employee benefits	$75.5	$146.3
Tax credit and loss carryforwards	0.2	1.8
Intangible assets	18.8	25.4
Inventory	5.9	10.5
Property, plant, and equipment	6.4	3.1
Other	25.2	43.8
Total deferred tax assets	$132.0	$230.9
Valuation allowance	(2.9)	(3.6)
Total deferred tax assets, less allowance	$129.1	$227.3
Net deferred tax liability	$1,377.2	$2,167.0

As described previously, our 2018 U.S. deferred assets and liabilities have been remeasured, on a provisional basis, for the reduced federal income tax rates of the Act.
We evaluate the realizability of deferred tax assets for each of the jurisdictions in which we operate. The total valuation allowance decreased by a net amount of $0.7 during the year.
Our unrecognized tax benefits were $32.3, $40.4, and $46.3, of which $21.5, $23.1, and $32.6 would affect the effective tax rate, if recognized, as of April 30, 2018, 2017, and 2016, respectively. Our accrual for tax-related net interest and penalties totaled $4.0, $4.1, and $3.8 as of April 30, 2018, 2017, and 2016, respectively. Interest charged to earnings totaled $0.1, $0.3, and $0.6 during 2018, 2017, and 2016, respectively.
Within the next 12 months, it is reasonably possible that we could decrease our unrecognized tax benefits by an estimated $9.5, primarily as a result of the expiration of statute of limitation periods.
A reconciliation of our unrecognized tax benefits is as follows:

	2018	2017	2016
Balance at May 1,	$40.4	$46.3	$45.0
Increases:
Current year tax positions	1.1	0.7	3.3
Prior year tax positions	0.5	1.2	0.2
Acquired businesses	—	—	3.3
Decreases:
Prior year tax positions	—	0.9	0.9
Settlement with tax authorities	3.0	1.1	2.5
Expiration of statute of limitations periods	6.7	5.8	2.1
Balance at April 30,	$32.3	$40.4	$46.3